Exhibit 3.8

STATE OF NEW JERSEY

DEPARTMENT OF TREASURY

FILING CERTIFICATION (CERTIFIED COPY)

ARDE, INC.

I, the Treasurer of the State of New Jersey, do hereby certify, that the above named business did file and record in this department the below listed document(s) and that the foregoing is a true copy of the Certificate of Incorporation Certificate of Merger as the same is taken from and compared with the original(s) filed in this office on the date set forth on each instrument and now remaining on file and of record in my office.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal at Trenton, this 17th day of December, 2008.

R. David Rousseau

State Treasurer

Certificate Number: 113258190

Verify this certificate online at

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

DP

FILED

JUN 23 1997

LONNA R. HOOKS

Secretary of State

CERTIFICATE OF INCORPORATION

OF

ARDE ACQUISITION GROUP, INC.

To: The Secretary of State

State of New Jersey

Pursuant to the provisions of the New Jersey Business Corporation Act, the undersigned, being a natural person of at least 18 years of age and acting as incorporator of the corporation hereby being organized thereunder certifies that:

FIRST: The name of the corporation is ARDE ACQUISITION GROUP, INC. (the “corporation”)

SECOND: The nature of the business, or objects or purposes to be transacted, promoted or carried on are:

(a) To carry on the business of research, experimentation, invention, discovery, design, testing, development, and utilization of processes and methods, or improvements thereto, in all the arts and sciences, and trades, and in the engineering fields; including the conception, development, execution and completion of special scientific and engineering projects, on its own behalf and on behalf of any other person, firm, association, corporation, public or private, or the government of the United States of America, or any foreign government, or any political subdivision thereof, or any governmental agency, and in this connection to operate testing laboratories as may be necessary or advisable.

(b) To design, develop, engineer, fabricate, manufacture, construct, acquire, maintain, improve, repair and generally deal in and with rockets, missiles, space vehicles, propulsion apparatus and fuel therefor, airplanes, hydroplanes, automobiles, other mechanical contrivances and devices for space, aerial, land or sea operation or navigation, motors, engines, machinery, equipment, tools, parts, components, supplies, materials and appliances of every kind and description and any element or component part of any of the foregoing.

(c) To manufacture, process, purchase, sell and generally to trade and deal in and with goods, wares and merchandise of every kind, nature and description, to engage and participate in any mercantile, industrial or trading business of any kind or character whatsoever, and to render any and all types of services in connection with any of the foregoing.

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(d) To apply for, purchase, register, or in any manner to acquire, and to hold, own, use, operate and introduce, and to sell, lease, assign, pledge, or in any manner dispose of, and in any manner deal with patents, patent rights, licenses, copyrights, trademarks, trade names, and to acquire, own, use or in any manner dispose of any and all inventions, improvements and processes, labels, designs, brands, or other rights, and to work, operate or develop the same, and to carry on any similar business, manufacturing or otherwise, which may, directly or indirectly, effectuate these objects or any of them.

(e) To acquire by purchase, lease, gift, devise, or otherwise, and to own, use, hold, sell, convey, exchange, lease, mortgage, work, improve, develop, divide and otherwise handle, deal in and dispose of real estate, real property and any interest or right therein, whether as a principal, agent, broker or otherwise.

(f) To lend money or make advances from time to time to such extent, to such persons, firms, associations, corporations, governments or subdivisions thereof, and on such terms and on such security if any, as the Board of Directors of the Corporation may determine.

(g) To purchase, exchange, hire, or otherwise acquire, such personal property, chattels, rights, easements, permits, privileges, and franchises as may be lawfully purchased, exchanged, hired, or acquired under the Business Corporation of the State of New Jersey.

(h) To borrow money for its corporate purposes, and to make, accept, endorse, execute and issue promissory notes, bills of exchange, bonds, debentures or other obligations from time to time, for the purchase of property or for any purpose in or about the business of the Corporation, and, if deemed proper, to secure the payments of any such obligations by mortgage, pledge, deed of trust or otherwise.

(i) To underwrite, purchase, acquire, hold, pledge, hypothecate, exchange, sell, deal in and dispose of, alone or in syndicates or otherwise in conjunction with others, stocks, bonds or other evidences of indebtedness and obligations of any corporation, association, partnership, syndicate, entity, person or governmental, municipal or public authority, domestic or foreign, and evidences of any interest, in respect of any such stock, bonds and other evidences of indebtedness and obligations; to issue in exchange therefor its own stocks, bonds or other obligations; and, while the owner or holder of any such, to exercise all the rights, powers and privileges of ownership in respect thereof; and, to the extent now or hereafter permitted by law, to aid by

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loan, subsidy, guaranty, or otherwise those issuing, creating or responsible for any such stocks, bonds or other evidences of indebtedness or obligations or evidences of any interest in respect thereof.

(j) To purchase, hold, cancel, reissue, sell, exchange, transfer or otherwise deal in its own securities from time to time to such an extent and in such manner and upon such terms as the Board of Directors of the Corporation shall determine; provided that the Corporation shall not use its funds or property for the purchase of its own shares of capital stock when such use would cause any impairment of its capital, except to the extent permitted by law; and provided further that shares of its own capital stock belonging to the Corporation shall not be voted upon directly or indirectly.

(k) To acquire by purchase, exchange or otherwise, all or any part of, or any interest in, the properties, assets, business and good will of any one or more persons, firms, associations or corporations heretofore or hereafter engaged in any business for which a corporation may now or hereafter be organized under the laws of the State of New Jersey; to pay for the same in cash, property or its own or other securities; to hold, operate, reorganize, liquidate, sell or in any manner dispose of the whole or any part thereof; and in connection therewith, to assume or guarantee performance of any liabilities, obligations or contracts of such persons, firms, associations or corporations, and to conduct the whole or any part of any business thus acquired.

(1) To carry on business at any place or places within the jurisdiction of the United States, and in any and all foreign countries, and to purchase, hold, mortgage, convey, lease or otherwise dispose of and deal with real and personal property at any such place or places.

(m) To undertake, contract for or carry on any business incidental to or in aid of, or advantageous in pursuance of, any of the objects or purposes of the Corporation.

(n) To do any of the things hereinbefore enumerated for itself for account of others, and to make and perform contracts for doing any part thereof.

(o) To enter into, make, perform and carry out contracts of every sort and kind which may be necessary or convenient for the business of this Corporation, or business of a similar nature, with any person, corporation, private, public or municipal body politic under the government of the United States or any state,

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territory, or colony thereof, or any foreign government, so far as and to the extent that the same may be done and performed by corporations organized under the Business Corporation Act of the State of New Jersey.

(p) To make any guarantee to the extent that such power may be exercised by corporations organized under the Business Corporation Act of the State of New Jersey.

(q) To organize or cause to be organized under the laws of the State of New Jersey, or of any other State of the United States of America, or of the District of Columbia, or of any territory, dependency, colony or possession of the United States of America, or of any foreign country, a corporation or corporations for the purpose of transacting, promoting or carrying on any or all of the objects or purposes for which the Corporation is organized, and to dissolve, wind up, liquidate, merger or consolidate any such corporation or corporations or to cause the same to be dissolved, wound up, liquidated, merged or consolidated.

(r) To such extent as a corporation organized under the Business Corporation Act of the State of New Jersey may now or hereafter lawfully do, to do, either as principal or agent and either alone or in connection with other corporations, firms, or individuals, all and everything necessary, suitable, convenient or proper for, or in connection with, or incident to, the accomplishment of any of the purposes of the attainment of any one or more of the objects herein enumerated, or designed directly or indirectly to promote the interests of the corporation or the enhance the value of its properties; and in general to do any and all things and exercise any and all powers, rights and privileges which a corporation may now or hereafter be organized to do or to exercise under the Business Corporation Act of the State of New Jersey or under any act amendatory thereof, supplemental thereto or substituted therefor.

(s) To have and to exercise all powers granted by law and by the New Jersey Business Corporation Act and all legal powers necessary or convenient to effect any or all of the purposes stated in this Certificate of Incorporation or to transact the stated business of the corporation.

(t) The foregoing enumeration of specific powers shall not be deemed to limit or restrict in any manner the general powers of the Corporation, and the enjoyment and exercise thereof, as conferred by the laws of the State of New Jersey upon corporations organized under the provisions of the Business Corporation Act.

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THIRD: The authorized number of shares of the corporation is 250,000 shares, all of which are designated as Common shares and are of a par value of fifty cents ($.50) each.

FOURTH: The address of the initial registered office of the corporation with the State of New Jersey is 500 Walnut Street, Norwood New Jersey 07648; and the name of the initial registered agent is Melvin Goldstein c/o Arde, Inc.

FIFTH: The number of directors constituting the first Board of Directors of the corporation is two; and the names and the addresses of the persons who are to serve as the first directors of the corporation are as follows:

NAME ADDRESS

Reginald Wood 500 Walnut Street

Norwood, New Jersey 07648

Melvin Goldstein

500 Walnut Street

Norwood, New Jersey 07648

SIXTH: The name and the address of the incorporator is as follows:

NAME ADDRESS

Madeline Stirber

250 Park Avenue

New York, New York 10177

SEVENTH: For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation, and regulation of the powers of the corporation and of its directors and of its shareholders or any class thereof, as the case may be, it is further provided;

1. The management of the business and the conduct of the affairs of the corporation, including the election of the Chairman of the Board of Directors, if any, the President, the Treasurer, the Secretary, and other principal officers of the corporation, shall be vested in its Board of Directors.

2. The Board of Directors shall have the power to remove directors for cause and to suspend directors pending a final determination that cause exists for removal.

3. The corporation shall, to the fullest extent permitted by Section 14A:3-5 of the New Jersey Business Corporation Act, as the same may be amended and supplemented, indemnify any and all corporate agents whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of shareholders, or

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otherwise, and shall continue as to a person who has ceased to be a corporate agent and shall inure to the benefit of the heirs, executors, administrators, and personal representatives of such a corporate agent. The term “corporate agent” as used herein shall have the meaning attributed to it by Sections 14A:3-5 and 14A:5-21 of the New Jersey Business Corporation Act and by any other applicable provision of law.

4. The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by subsection 14A:2-7(3) of the New Jersey Business Corporation Act, as the same may be amended and supplemented.

EIGHTH: The shareholders shall not have preemptive rights.

NINTH: The duration of the corporation is to be perpetual.

I, the undersigned, do hereby declare under the penalties of false statement that the statements contained in the foregoing document are true and do hereby sign this document on June 18, 1997.

Madeline Stirber,

Sole Incorporator

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MRN

FILED

JUL 9 1997

LONNA R. HOOKS Secretary of State

CERTIFICATE OF MERGER OF ARDE, INC.,

(a Delaware corporation)

AND

ARDE ACQUISITION GROUP, INC., (a New Jersey corporation)

To the Secretary of State State or New Jersey

Pursuant to the provisions of Section 14A:10-7 of the New Jersey Business Corporation Act, it is hereby certified that:

1. The names of the merging corporations are Arde, Inc. (hereinafter referred to as “Arde Delaware”), which is a business corporation organized under the laws of the State of Delaware, and Arde Acquisition Group, Inc. (hereinafter referred to as Arde New Jersey”), which is a business corporation organized under the laws of the State of New Jersey.

2. Annexed hereto and made a part hereof is the Plan of Merger for merging Arde Delaware with and into Arde New Jersey as approved by the Board of Directors of each of said corporations.

3. The number of shares of Arde New Jersey which were entitled to vote at the time of the approval of the Plan of Merger by its shareholders is one, all of which is of one class.

All of the shareholders entitled to vote of the aforesaid corporation approved the Plan of Merger pursuant to their written consents without a meeting of shareholders; and the number of shares represented by such consent is one. The date of said consent and approval was June 30, 1997.

4. The applicable provisions of the laws of the jurisdiction of organization of Arde Delaware relating to the merger of Arde Delaware with and into Arde New Jersey have been complied with.

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271438 505305

0100710604

5. On the effective date Article First of the Certificate of Incorporation of Arde New Jersey shall be amended to read as follows: “First: The name of the corporation is Arde, Inc. (the “Corporation”).” Arde New Jersey will continue its existence as the surviving corporation under the name Arde, Inc. pursuant to the provisions of the New Jersey Business Corporation Act.

Executed on June 30, 1997.

ARDE, INC. a Delaware corporation

By:

Title:

Vice President

ARDE ACQUISITION GROUP, INC. a New Jersey corporation

By:

Title:

Vice President

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PLAN OF MERGER

Plan of Merger approved on June 30, 1997, by Arde, Inc., a business corporation organized under the laws of the State of Delaware (“Arde Delaware”), and by its Board of Directors on said date, and approved on June 30, 1997, by Arde Acquisition Group, Inc., a business corporation organized under the laws of the State of New Jersey (“Arde New Jersey”), and by its Board of Directors on said date.

1. Arde Delaware and Arde New Jersey shall, pursuant to the provisions of the laws of the State of Delaware and the provisions of the New Jersey Business Corporation Act, be merged with and into a single corporation, to wit, Arde New Jersey, which shall be the surviving corporation upon the effective date of the merger and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the New Jersey Business Corporation Act. The separate existence of Arde Delaware, which is sometimes hereafter referred to as the “terminating corporation”, shall cease upon the effective date of the merger in accordance with the laws of the jurisdiction of organization.

2. On the effective date the Certificate of Incorporation of the surviving corporation shall be amended to change the name of the surviving corporation to Arde, Inc. Except as set forth in the preceding sentence, the Certificate of Incorporation of the surviving corporation upon the effective date of the merger shall be the certificate of incorporation of said surviving corporation and said certificate of incorporation shall continue in full force and effect until amended in the manner prescribed by the provisions of the New Jersey Business Corporation Act.

3. On the effective date the by-laws of the surviving shall be amended to change the name thereof to Arde, Inc. Except as set forth in the preceding sentence, the by-laws of the surviving corporation upon the effective date of the merger will be the by-laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the New Jersey Business Corporation Act.

4. The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

5. Each issued share of the terminating corporation shall, upon the effective date of the merger, be converted into one share of the surviving corporation. The issued shares of the surviving corporation shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall be surrendered and extinguished.

6. The merger of the terminating corporation with and into the surviving corporation shall be authorized in the manner prescribed by the laws of the jurisdiction of

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organization of the termination corporation, and the Plan of Merger herein made and approved shall be submitted to the shareholders of the surviving corporation for their approval or rejection in the manner prescribed by the provisions of the New Jersey Business Corporation Act.

7. In the event that the merger of the terminating corporation with and into the surviving corporation shall have been duly authorized in compliance with the laws of the jurisdiction of organization of the terminating corporation, and in the event that the Plan of Merger shall have been approved by the shareholders entitled to vote of the surviving corporation in the manner prescribed by the provisions of the New Jersey Business Corporation Act, the terminating corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Delaware and of the State of New Jersey, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

8. The Board of Directors and the proper officers of the terminating corporation and the surviving corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

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2

CAO

FILED

MAY 05 2009

STATE TREASURER

0100710604

C-104G Rev. 7/1/02

New Jersey Division of Revenue

CERTIFICATE of CHANGE of REGISTERED OFFICE &/or REGISTERED AGENT

(For Use by Domestic and Foreign, Profit and Non-profit Corporations)

CORPORATION NAME: Arde, Inc.

STATE OF ORIGINAL INCORPORATION: New Jersey

IMPORTANT - INCLUDE INFORMATION ON BOTH THE PRIOR AND NEW AGENT

PRIOR AGENT NAME: NEW AGENT NAME:

Melvin Goldstein The Corporation Trust Company

PRIOR AGENT STREET ADDRESS NEW AGENT STREET ADDRESS

875 Washington Avenue 820 Bear Tavern Road

CITY STATE ZIP CITY STATE ZIP

Carlstadt NJ 07072 West Trenton NJ 08628

The corporation states that the address of its new registered office and the address of its new registered agent are identical. Further, the changes designated on this form were authorized by resolution duly adopted by its board of directors or members.

By James G. Maser Title President

(Signature of Officer) (Type)

Date: May 5, 2009

NOTE - This form must be executed by the chairman of the board, the president, or the vice president of the corporation.

FEES: Change of Agent Name-$25.00 MAIL TO: NJ Division of Revenue

Change of Agent Address-$25.00 PO Box 308

Change of Both-$25.00 Trenton, NJ 08646

Make checks payable to: TREASURER, STATE of NEW JERSEY (NO CASH PLEASE)

NJ011-07/19/2005 C T System Online

C-104G Rev. 7/1/02

New Jersey Division of Revenue

CERTIFICATE of CHANGE of REGISTERED OFFICE &/or REGISTERED AGENT

(For Use by Domestic and Foreign, Profit and Non-profit Corporations)

CORPORATION NAME: Arde, Inc

STATE OF ORIGINAL INCORPORATION: New Jersey

IMPORTANT - INCLUDE INFORMATION ON BOTH THE PRIOR AND NEW AGENT

PRIOR AGENT NAME: NEW AGENT NAME:

Melvin Goldstein The Corporation Trust Company

PRIOR AGENT STREET ADDRESS NEW AGENT STREET ADDRESS

875 Washington Avenue 820 Bear Tavern Road

CITY STATE ZIP CITY STATE ZIP

Carlstadt NJ 07072 West Trenton NJ 08628

The corporation states that the address of its new registered office and the address of its new registered agent are identical. Further, the changes designated on this form were authorized by resolution duly adopted by its board of directors or members.

By James G. Maser Title President

(Signature of Officer) (Type)

Date: May 5, 2009

NOTE - This form must be executed by the chairman of the board, the president, or the vice president of the corporation.

FEES: Change of Agent Name-$25.00 MAIL TO: NJ Division of Revenue

Change of Agent Address-$25.00 PO Box 308

Change of Both-$25.00 Trenton, NJ 08646

Make checks payable to: TREASURER, STATE of NEW JERSEY (NO CASH PLEASE)

NJ011 07/19/2005 C T System Online

STATE OF NEW JERSEY

DEPARTMENT OF THE TREASURY

FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name: ARDE, INC.

Business Id: 0100710604

Certificate Number: 6000018428

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT AN ORIGINAL CERTIFICATE ON June 23, 1997 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS June 06, 2013 A.D.

Andrew P Sidamon - Eristoff

State Treasurer

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

FILED

JUN 23 1997

LONNA R. HOOKS

Secretary of State

CERTIFICATE OF INCORPORATION OF

ARDE ACQUISITION GROUP, INC.

To: The Secretary of State

State of New Jersey

Pursuant to the provisions of the New Jersey Business Corporation Act, the undersigned, being a natural person of at least 18 years of age and acting as incorporator of the corporation hereby being organized thereunder certifies that:

FIRST: The name of the corporation is ARDE ACQUISITION GROUP, INC. (the “corporation”)

SECOND: The nature of the business, or objects or purposes to be transacted, promoted or carried on are:

(a) To carry on the business of research, experimentation, invention, discovery, design, testing, development, and utilization of processes and methods, or improvements thereto, in all the arts and sciences, and trades, and in the engineering fields; including the conception, development, execution and completion of special scientific and engineering projects, on its own behalf and on behalf of any other person, firm, association, corporation, public or private, or the government of the United States of America, or any foreign government, or any political subdivision thereof, or any governmental agency, and in this connection to operate testing laboratories as may be necessary or advisable.

(b) To design, develop, engineer, fabricate, manufacture, construct, acquire, maintain, improve, repair and generally deal in and with rockets, missiles, space vehicles, propulsion apparatus and fuel therefor, airplanes, hydroplanes, automobiles, other mechanical contrivances and devices for space, aerial, land or sea operation or navigation, motors, engines, machinery, equipment, tools, parts, components, supplies, materials and appliances of every kind and description and any element or component part of any of the foregoing.

(c) To manufacture, process, purchase, sell and generally to trade and deal in and with goods, wares and merchandise of every kind, nature and description, to engage and participate in any mercantile, industrial or trading business of any kind or character whatsoever, and to render any and all types of services in connection with any of the foregoing.

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(d) To apply for, purchase, register, or in any manner to acquire, and to hold, own, use, operate and introduce, and to sell, lease, assign, pledge, or in any manner dispose of, and in any manner deal with patents, patent rights, licenses, copyrights, trademarks, trade names, and to acquire, own, use or in any manner dispose of any and all inventions, improvements and processes, labels, designs, brands, or other rights, and to work, operate or develop the same, and to carry on any similar business, manufacturing or otherwise, which may, directly or indirectly, effectuate these objects or any of them.

(e) To acquire by purchase, lease, gift, devise, or otherwise, and to own, use, hold, sell, convey, exchange, lease, mortgage, work, improve, develop, divide and otherwise handle, deal in and dispose of real estate, real property and any interest or right therein, whether as a principal, agent, broker or otherwise.

(f) To lend money or make advances from time to time to such extent, to such persons, firms, associations, corporations, governments or subdivisions thereof, and on such terms and on such security if any, as the Board of Directors of the Corporation may determine.

(g) To purchase, exchange, hire, or otherwise acquire, such personal property, chattels, rights, easements, permits, privileges, and franchises as may be lawfully purchased, exchanged, hired, or acquired under the Business Corporation of the State of New Jersey.

(h) To borrow money for its corporate purposes, and to make, accept, endorse, execute and issue promissory notes, bills of exchange, bonds, debentures or other obligations from time to time, for the purchase of property or for any purpose in or about the business of the Corporation, and, if deemed proper, to secure the payments of any such obligations by mortgage, pledge, deed of trust or otherwise.

(i) To underwrite, purchase, acquire, hold, pledge, hypothecate, exchange, sell, deal in and dispose of, alone or in syndicates or otherwise in conjunction with others, stocks, bonds or other evidences of indebtedness and obligations of any corporation, association, partnership, syndicate, entity, person or governmental, municipal or public authority, domestic or foreign, and evidences of any interest, in respect of any such stock, bonds and other evidences of indebtedness and obligations; to issue in exchange therefor its own stocks, bonds or other obligations; and, while the owner or holder of any such, to exercise all the rights, powers and privileges of ownership in respect thereof; and, to the extent now or hereafter permitted by law, to aid by

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loan, subsidy, guaranty, or otherwise those issuing, creating or responsible for any such stocks, bonds or other evidences of indebtedness or obligations or evidences of any interest in respect thereof.

(j) To purchase, hold, cancel, reissue, sell, exchange, transfer or otherwise deal in its own securities from time to time to such an extent and in such manner and upon such terms as the Board of Directors of the Corporation shall determine; provided that the Corporation shall not use its funds or property for the purchase of its own shares of capital stock when such use would cause any impairment of its capital, except to the extent permitted by law; and provided further that shares of its own capital stock belonging to the Corporation shall not be voted upon directly or indirectly.

(k) To acquire by purchase, exchange or otherwise, all or any part of, or any interest in, the properties, assets, business and good will of any one or more persons, firms, associations or corporations heretofore or hereafter engaged in any business for which a corporation may now or hereafter be organized under the laws of the State of New Jersey; to pay for the same in cash, property or its own or other securities; to hold, operate, reorganize, liquidate, sell or in any manner dispose of the whole or any part thereof; and in connection therewith, to assume or guarantee performance of any liabilities, obligations or contracts of such persons, firms, associations or corporations, and to conduct the whole or any part of any business thus acquired.

(1) To carry on business at any place or places within the jurisdiction of the United States, and in any and all foreign countries, and to purchase, hold, mortgage, convey, lease or otherwise dispose of and deal with real and personal property at any such place or places.

(m) To undertake, contract for or carry on any business incidental to or in aid of, or advantageous in pursuance of, any of the objects or purposes of the Corporation.

(n) To do any of the things hereinbefore enumerated for itself for account of others, and to make and perform contracts for doing any part thereof.

(o) To enter into, make, perform and carry out contracts of every sort and kind which may be necessary or convenient for the business of this Corporation, or business of a similar nature, with any person, corporation, private, public or municipal body politic under the government of the United States or any state,

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territory, or colony thereof, or any foreign government, so far as and to the extent that the same may be done and performed by corporations organized under the Business Corporation Act of the State of New Jersey.

(p) To make any guarantee to the extent that such power may be exercised by corporations organized under the Business Corporation Act of the State of New Jersey.

(q) To organize or cause to be organized under the laws of the State of New Jersey, or of any other State of the United States of America, or of the District of Columbia, or of any territory, dependency, colony or possession of the United States of America, or of any foreign country, a corporation or corporations for the purpose of transacting, promoting or carrying on any or all of the objects or purposes for which the Corporation is organized, and to dissolve, wind up, liquidate, merger or consolidate any such corporation or corporations or to cause the same to be dissolved, wound up, liquidated, merged or consolidated.

(r) To such extent as a corporation organized under the Business Corporation Act of the State of New Jersey may now or hereafter lawfully do, to do, either as principal or agent and either alone or in connection with other corporations, firms, or individuals, all and everything necessary, suitable, convenient or proper for, or in connection with, or incident to, the accomplishment of any of the purposes of the attainment of any one or more of the objects herein enumerated, or designed directly or indirectly to promote the interests of the corporation or the enhance the value of its properties; and in general to do any and all things and exercise any and all powers, rights and privileges which a corporation may now or hereafter be organized to do or to exercise under the Business Corporation Act of the State of New Jersey or under any act amendatory thereof, supplemental thereto or substituted therefor.

(s) To have and to exercise all powers granted by law and by the New Jersey Business Corporation Act and all legal powers necessary or convenient to effect any or all of the purposes stated in this Certificate of Incorporation or to transact the stated business of the corporation.

(t) The foregoing enumeration of specific powers shall not be deemed to limit or restrict in any manner the general powers of the Corporation, and the enjoyment and exercise thereof, as conferred by the laws of the State of New Jersey upon corporations organized under the provisions of the Business Corporation Act.

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THIRD: The authorized number of shares of the corporation is 250,000 shares, all of which are designated as Common shares and are of a par value of fifty cents ($.50) each.

FOURTH: The address of the initial registered office of the corporation with the State of New Jersey is 500 Walnut Street, Norwood New Jersey 07648; and the name of the initial registered agent is Melvin Goldstein c/o Arde, Inc.

FIFTH: The number of directors constituting the first Board of Directors of the corporation is two; and the names and the addresses of the persons who are to serve as the first directors of the corporation are as follows:

NAME ADDRESS

Reginald Wood

500 Walnut Street Norwood, New Jersey 07648

Melvin Goldstein

500 Walnut Street Norwood, New Jersey 07648

SIXTH: The name and the address of the incorporator is as follows:

NAME ADDRESS

Madeline Stirber

250 Park Avenue

New York, New York 10177

SEVENTH: For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation, and regulation of the powers of the corporation and of its directors and of its shareholders or any class thereof, as the case may be, it is further provided;

1. The management of the business and the conduct of the affairs of the corporation, including the election of the Chairman of the Board of Directors, if any, the President, the Treasurer, the Secretary, and other principal officers of the corporation, shall be vested in its Board of Directors.

2. The Board of Directors shall have the power to remove directors for cause and to suspend directors pending a final determination that cause exists for removal.

3. The corporation shall, to the fullest extent permitted by Section 14A:3-5 of the New Jersey Business Corporation Act, as the same may be amended and supplemented, indemnify any and all corporate agents whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of shareholders, or

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otherwise, and shall continue as to a person who has ceased to be a corporate agent and shall inure to the benefit of the heirs, executors, administrators, and personal representatives of such a corporate agent. The term “corporate agent” as used herein shall have the meaning attributed to it by Sections 14A:3-5 and 14A:5-21 of the New Jersey Business Corporation Act and by any other applicable provision of law.

4. The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by subsection 14A:2-7(3) of the New Jersey Business Corporation Act, as the same may be amended and supplemented.

EIGHTH: The shareholders shall not have preemptive rights.

NINTH: The duration of the corporation is to be perpetual.

I, the undersigned, do hereby declare under the penalties of false statement that the statements contained in the foregoing document are true and do hereby sign this document on June 18, 1997.

Madeline Stirber,

Sole Incorporator

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STATE OF NEW JERSEY

DEPARTMENT OF THE TREASURY

FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name: ARDE, INC.

Business Id: 0100710604

Certificate Number: 6000018429

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT A CHANGE OF AGENT AND OFFICE ON May 5, 2009 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS June 06, 2013 A.D.

Andrew P Sidamon - Eristoff

State Treasurer

THE GREAT SEAL OF THE STATE OF NEW JERSEY

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

CAO FILED MAY 05 2009 STATE TREASURER 0100710604

C-104G Rev. 7/1/02

New Jersey Division of Revenue

CERTIFICATE of CHANGE of REGISTERED OFFICE &/or REGISTERED AGENT

(For Use by Domestic and Foreign, Profit and Non-profit Corporations)

CORPORATION NAME: Arde, Inc.

STATE OF ORIGINAL INCORPORATION: New Jersey

IMPORTANT - INCLUDE INFORMATION ON BOTH THE PRIOR AND NEW AGENT

PRIOR AGENT NAME: NEW AGENT NAME:

Melvin Goldstein The Corporation Trust Company

PRIOR AGENT STREET ADDRESS NEW AGENT STREET ADDRESS

875 Washington Avenue 820 Bear Tavern Road

CITY STATE ZIP CITY STATE ZIP

Carlstadt NJ 07072 West Trenton NJ 08628

The corporation states that the address of its new registered office and the address of its new registered agent are identical. Further, the changes designated on this form were authorized by resolution duly adopted by its board of directors or members.

By James G. Maser Title President

(Signature of Officer) (Type)

Date:

May 5, 2009

NOTE - This form must be executed by the chairman of the board, the president, or the vice president of the corporation.

FEES: Change of Agent Name-$25.00 MAIL TO: NJ Division of Revenue

Change of Agent Address-$25.00 PO Box 308

Change of Both-$25.00 Trenton, NJ 08646

Make checks payable to: TREASURER, STATE of NEW JERSEY (NO CASH PLEASE)

NJ011 - 07/19/2005 C T System Online

STATE OF NEW JERSEY

DEPARTMENT OF THE TREASURY

FILING CERTIFICATE (CERTIFIED COPY)

Corporation Name: ARDE, INC.

Business Id: 0100710604

Certificate Number: 6000018430

I, THE TREASURER OF THE STATE OF NEW JERSEY, DO HEREBY CERTIFY, THAT THE ABOVE NAMED BUSINESS DID FILE AND RECORD IN THIS DEPARTMENT A MERGED WITH A NAME CHANGE ON July 9, 1997 AND THAT THE ATTACHED IS A TRUE COPY OF THIS DOCUMENT AS THE SAME IS TAKEN FROM AND COMPARED WITH THE ORIGINAL(S) FILED IN THIS OFFICE AND NOW REMAINING ON FILE AND OF RECORD.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL AT TRENTON, THIS June 06, 2013 A.D.

THE GREAT SEAL OF THE STATE OF NEW JERSEY

Andrew P Sidamon - Eristoff State Treasurer

VERIFY THIS CERTIFICATE ONLINE AT

https://www1.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

MRN

FILED

JUL 9 1997

LONNA R. HOOKS

Secretary of State

CERTIFICATE OF MERGER

OF

ARDE, INC.,

(a Delaware corporation)

AND

ARDE ACQUISITION GROUP, INC., (a New Jersey corporation)

To the Secretary of State

State or New Jersey

Pursuant to the provisions of Section 14A:10-7 of the New Jersey Business Corporation Act, it is hereby certified that:

1. The names of the merging corporations are Arde, Inc. (hereinafter referred to as “Arde Delaware”), which is a business corporation organized under the laws of the State of Delaware, and Arde Acquisition Group, Inc. (hereinafter referred to as Arde New Jersey”), which is a business corporation organized under the laws of the State of New Jersey.

2. Annexed hereto and made a part hereof is the Plan of Merger for merging Arde Delaware with and into Arde New Jersey as approved by the Board of Directors of each of said corporations.

3. The number of shares of Arde New Jersey which were entitled to vote at the time of the approval of the Plan of Merger by its shareholders is one, all of which is of one class.

All of the shareholders entitled to vote of the aforesaid corporation approved the Plan of Merger pursuant to their written consents without a meeting of shareholders; and the number of shares represented by such consent is one. The date of said consent and approval was June 30, 1997.

4. The applicable provisions of the laws of the jurisdiction of organization of Arde Delaware relating to the merger of Arde Delaware with and into Arde New Jersey have been complied with.

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271438 505305

0100710604

5. On the effective date Article First of the Certificate of Incorporation of Arde New Jersey shall be amended to read as follows: “First: The name of the corporation is Arde, Inc. (the “Corporation”).” Arde New Jersey will continue its existence as the surviving corporation under the name Arde, Inc. pursuant to the provisions of the New Jersey Business Corporation Act.

Executed on June 30, 1997.

ARDE, INC. a Delaware corporation

By:

Title: Vice President

ARDE ACQUISITION GROUP,

INC. a New Jersey corporation

By:

Title: Vice President

39278_2 -2-

PLAN OF MERGER

Plan of Merger approved on June 30, 1997, by Arde, Inc., a business corporation organized under the laws of the State of Delaware (“Arde Delaware”), and by its Board of Directors on said date, and approved on June 30, 1997, by Arde Acquisition Group, Inc., a business corporation organized under the laws of the State of New Jersey (“Arde New Jersey”), and by its Board of Directors on said date.

1. Arde Delaware and Arde New Jersey shall, pursuant to the provisions of the laws of the State of Delaware and the provisions of the New Jersey Business Corporation Act, be merged with and into a single corporation, to wit, Arde New Jersey, which shall be the surviving corporation upon the effective date of the merger and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the New Jersey Business Corporation Act. The separate existence of Arde Delaware, which is sometimes hereafter referred to as the “terminating corporation”, shall cease upon the effective date of the merger in accordance with the laws of the jurisdiction of organization.

2. On the effective date the Certificate of Incorporation of the surviving corporation shall be amended to change the name of the surviving corporation to Arde, Inc. Except as set forth in the preceding sentence, the Certificate of Incorporation of the surviving corporation upon the effective date of the merger shall be the certificate of incorporation of said surviving corporation and said certificate of incorporation shall continue in full force and effect until amended in the manner prescribed by the provisions of the New Jersey Business Corporation Act.

3. On the effective date the by-laws of the surviving shall be amended to change the name thereof to Arde, Inc. Except as set forth in the preceding sentence, the by-laws of the surviving corporation upon the effective date of the merger will be the by-laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the New Jersey Business Corporation Act.

4. The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

5. Each issued share of the terminating corporation shall, upon the effective date of the merger, be converted into one share of the surviving corporation. The issued shares of the surviving corporation shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall be surrendered and extinguished.

6. The merger of the terminating corporation with and into the surviving corporation shall be authorized in the manner prescribed by the laws of the jurisdiction of

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organization of the termination corporation, and the Plan of Merger herein made and approved shall be submitted to the shareholders of the surviving corporation for their approval or rejection in the manner prescribed by the provisions of the New Jersey Business Corporation Act.

7. In the event that the merger of the terminating corporation with and into the surviving corporation shall have been duly authorized in compliance with the laws of the jurisdiction of organization of the terminating corporation, and in the event that the Plan of Merger shall have been approved by the shareholders entitled to vote of the surviving corporation in the manner prescribed by the provisions of the New Jersey Business Corporation Act, the terminating corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Delaware and of the State of New Jersey, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

8. The Board of Directors and the proper officers of the terminating corporation and the surviving corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

39276_2 2